ALPINE ALPHA 1, LTD
SUBSCRIPTION AGREEMENT

This will acknowledge that the undersigned hereby agrees to purchase _______ shares of common stock, par value $0.001, of Alpine Alpha 1, Ltd (the “Company”) at $_____ per share for a total of $____. The undersigned acknowledges that the shares of common stock have not been registered under the Securities Act of 1933, as amended, and that the securities received by the undersigned will bear a legend indicating the transfer of such securities shall be restricted by reason of the fact that such securities have not been so registered.

The undersigned represents that he/she is acquiring the shares for his/her own account for investment purposes only and not with a view to resell or distribute thereof, nor with the intention of selling, transferring or otherwise disposing of all or any part of such shares for any particular price or at any particular time or upon happening of any particular event or circumstances, except selling, transferring or disposing of the shares made upon full compliance with the applicable provisions of the Securities Act of 1933 and the Securities and Exchange of Act of 1934 and the rules and regulations promulgated by the Securities and Exchange Commission thereunder; and that such shares must be held indefinitely unless they are subsequently registered under the Securities Act of 1933 or an exemption from registration is available, and that any routine sales of securities made in reliance of Rule 144 can be made only in limited amounts and in accordance with the terms and conditions of that Rule.

The undersigned also acknowledges that he/she has received the following information in connection with the purchase of the aforementioned shares of the Company, and no other representation, statement or inducements were made to cause him/her to purchase these securities.

1. The Company was duly organized under the laws of the State of Delaware on October 29, 2007.

2. The certificate of incorporation authorized capitalization of 50,000,000 common shares at 0.001 par value per share.

3. The Company is a development stage company with limited activities and limited assets. The Company operates in the industrialization and modernization of Chinese companies.

4. No commission will be paid to anyone to sell the shares.

5. There is no public market for the Company’s securities, nor can the Company guarantee that a public market will develop in the near future, if at all.

6. None of the securities to be sold herein have been registered with the Securities and Exchange Commission or with the securities division of any state, nor has any regulatory agency passed upon the merits of the securities or upon the accuracy of any information contained herein or in any document.

7. The undersigned has been apprised of the fact that the Company will register to do business in the State of Delaware but the Company cannot guarantee that it will register to do business in any other state in the future.

8. In connection with the purchase of these shares, the undersigned also acknowledges that:

(a) I have not received any general solicitation of general advertising regarding the purchase of these securities.

(b) I have sufficient knowledge and experience of financial and business matter so that I am able to evaluate the merits and risks of purchasing the shares, and I have had substantial experience in previous private and public purchases of securities.

(c) I have adequate means to provide for my personal needs, possess the ability to bear the economic risk of holding the shares purchased hereunder indefinitely, and can afford a complete loss on the purchase of these securities.

(d) During the transaction and prior to purchase, I have read this Subscription Agreement and have full opportunity to ask questions of and receive answers from the Company and its founders and officers, and to receive such information contained herein or any additional information requested. I do not desire to receive any further information. However, my decision to purchase shares from the Company is based entirely and solely upon the information provided by Alpine Alpha 1, Ltd.

(e) I understand the meaning of the first two paragraphs of this Subscription Agreement, and that a restrictive legend will be placed on the shares purchased hereunder, and that instructions will be placed with the Transfer Agent for the Company’s securities prohibiting the transfer of my securities purchased hereunder absent full compliance with the Securities Act of 1933 and the Securities and Exchange Act of 1934.

  NEW YORK RESIDENTS

THE ATTORNEY GENERAL OF THE STATE OF NEW YORK DOES NOT PASS UPON OR ENDORSE THE MERITS OF ANY PRIVATE OFFERING. NO OFFERING DOCUMENT HAS BEEN FILED WITH OR OTHERWISE APPROVED BY THE DEPARTMENT OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW YORK. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

I hereby subscribe to the shares set forth on page one (1) of this Subscription Agreement, and am tendering herewith my check for the full amount of my subscription, made payable to the order of Alpine Alpha 1, Ltd and am mailing same to Alpine Alpha 1, Ltd, PO Box 735, New Jersey 07620, USA.

$ _________ at $________ per share for __________ common shares

Dated: ____________, 2008

AGREED AND ACKNOWLEDGED

Name: __________________

By:
        (signature)

Complete Address: _____________________
City, State:  _________________
Fax or Email:  ___________________  Phone No.:  _________

Identification Number: _______________________
USA, Social Security Number:  __________________